[SHIP]
                           [THE VANGUARD GROUP LOGO]
                         VANGUARD(R) MID-CAP GROWTH FUND
                          SUPPLEMENT TO THE PROSPECTUS

                IMPORTANT CHANGE TO VANGUARD MID-CAP GROWTH FUND

NEW MANAGER JOINS INVESTMENT ADVISORY TEAM
The board of trustees of Vanguard Mid-Cap Growth Fund has added Chartwell Investment Partners, L.P. (Chartwell), to the Fund's investment advisory team. Effective immediately, Chartwell will manage approximately 50% of the Fund's assets. Chartwell and Provident Investment Counsel, Inc. (Provident), the Fund's original investment advisor, each independently select and maintain a portfolio of common stocks for the Fund. The Fund's board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

INVESTMENT OBJECTIVE AND PRIMARY RISKS
The Fund's investment objective and primary risks will not change.

PROSPECTUS TEXT CHANGES
Following implementation of the new advisory arrangement, the prospectus is revised as follows:

In the Fund Profile section, under "Primary Investment Strategies," the following text is added at the end of the paragraph:

THE FUND USES MULTIPLE INVESTMENT ADVISORS.

In the Fund Profile section, the "Fees and Expenses" text reads as follows:

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year, adjusted to account for a new advisory fee schedule effective February 1, 2006.


                                                                  (over, please)

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charges (Load) Imposed on Purchases:                       None
Purchase Fee:                                                    None
Sales Charge (Load) Imposed on Reinvested Dividends:             None
Redemption Fee:                                                  None

Management Expenses:                                             0.27%
12b-1 Distribution Fee:                                          None
Other Expenses:                                                  0.21%
   Total Annual Fund Operating Expenses:                         0.48%



     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your shares at the end of the given period.

       ------------------------------------------------------
          1 YEAR     3 YEARS       5 YEARS     10 YEARS
       ------------------------------------------------------
          $49          $154         $269          $604
       ------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

In the FUND PROFILE section, under "Additional Information," the following is added to "Investment Advisors":

o    Chartwell Investment Partners, L.P., Berwyn, PA, since 2006

In the MORE ON THE FUND section, under "Security Selection," the following text replaces current text:

Each of the investment advisors independently chooses and maintains a portfolio of common stocks for the Fund. The Fund's board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.
     The two advisors use active management methods, which means they buy and sell securities based on their judgments about the financial prospects of companies, the price of the securities, and the stock market and economy in general.

Provident Investment Counsel, Inc. (Provident), focuses on individual companies rather than trying to identify the best market sectors going forward. This is often referred to as a "bottom-up" approach to investing. Provident seeks companies that have displayed exceptional sales growth, profitability, market share, return on equity, and reinvestment rates. Companies with significant management goals, plans, and controls, and with leading proprietary positions in given market niches, are especially attractive. Finally, the valuation of each company is assessed relative to its industry, earnings growth, and the market in general.

     In determining whether to sell a security, Provident considers various factors such as fundamental changes within a particular company or its industry. These considerations are based on Provident's research, including analytical procedures, market research, and discussions with company management.

Chartwell Investment Partners, L.P. (Chartwell), invests in companies that demonstrate strong earnings-per-share growth and have achieved strong competitive positions and products while serving a meaningful customer base. Chartwell will invest opportunistically when stocks are attractively valued, yet it will concentrate holdings in those companies best positioned for rapid growth, all with an intermediate-term time horizon in mind.

The Vanguard Group (Vanguard) manages a small portion (approximately 3%) of the Fund's assets to facilitate cash flows to and from the Fund's advisors. Vanguard typically invests its portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds. For more details, see "Other Investment Policies and Risks."

         The Fund is generally managed without regard to tax ramifications.

In the OTHER INVESTMENT POLICIES AND RISKS section, the following text is added:

Vanguard typically invests a small portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including VIPER(R) Shares issued by Vanguard stock index funds. Stock index futures and ETFs provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Fund assets in VIPER Shares of other Vanguard funds. Fund assets invested in VIPER Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

The INVESTMENT ADVISORS section is replaced with the following text:

The Fund uses a multimanager approach. Each advisor independently manages a separate portion of the Fund's assets, subject to the supervision and oversight of the trustees and officers of the Fund.
     Provident Investment Counsel, Inc., 300 North Lake Avenue, Pasadena, CA 91101, traces its origins to an investment partnership formed in 1951. It is now an indirect, wholly owned subsidiary of Old Mutual plc. Old Mutual is a United Kingdom-based financial services group with substantial asset management, insurance, and banking businesses. As of October 31, 2005, Provident managed approximately $4.5 billion in assets.
     Chartwell Investment Partners, L.P., 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312, is an investment advisory firm founded in 1997. As of December 31, 2005, Chartwell managed approximately $5.3 billion in assets.

                                                                  (over, please)

     The Fund pays each of its investment advisors on a quarterly basis. For each advisor, the quarterly fee is based on certain annual percentage rates applied to the average net assets managed by the advisor over the period. In addition, the quarterly fees paid to each advisor are increased or decreased based on the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Fund over a trailing 36-month period is compared with that of the Russell Midcap Growth Index over the same period. Note that this performance fee structure for Chartwell will not be in full operation until the fiscal quarter ended January 31, 2009; before then, advisory fees will be calculated using certain transition rules.
     For the fiscal year ended October 31, 2005, the advisory fee represented an effective annual rate of 0.24% of the Fund's average net assets before a performance-based decrease of 0.09%.

     Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

                                PLAIN TALK ABOUT
                               THE FUND'S ADVISORS

The managers primarily responsible for the day-to-day management of the Fund are:

EVELYN D. LAPHAM, CFA, Managing Director of Provident. She has worked in investment management since 1981 and has been with Provident and has comanaged the Provident portion of the Fund since 1997. Education: B.A., Miami University of Ohio; M.B.A., New York University.

JOHN J. YOON, CFA, Senior Vice President of Provident. He has worked in investment management since 1989; has been with Provident since 1995; and has comanaged the Provident portion of the Fund since 1997. Education: A.B., Harvard University; M.B.A., University of California, Los Angeles.

MARK J. CUNNEEN, CPA, Senior Portfolio Manager at Chartwell. He has worked in investment management since 1986; has managed equity funds since 1992; has been with Chartwell since 2003; and has served as senior portfolio manager of the Chartwell portion of the fund since 2006. Education: B.S., University of Notre Dame; M.B.A., University of Pennsylvania.

EDWARD N. ANTOIAN, CFA, Managing Partner and one of the Founders of Chartwell in 1997. He has managed equity funds since 1984 and has overseen management of the Chartwell portion of the Fund since 2006. Education: B.S., State University of New York, M.B.A., University of Pennsylvania.




(C)2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PS301 022006

                      VANGUARD(R) WHITEHALL(TM) FUNDS

             SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION


           VANGUARD MID-CAP GROWTH FUND ADDS A NEW INVESTMENT ADVISOR

The board of trustees of Vanguard Mid-Cap Growth Fund has added Chartwell Investment Partners, L.P. (Chartwell) to the Fund's investment advisory team. Effective immediately, Chartwell will manage approximately 50% of the Fund's assets. Chartwell and Provident Investment Counsel (Provident), the Fund's original investment advisor, each independently select and maintain a portfolio of common stocks for the Fund. The Fund's board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.


STATEMENT OF ADDITIONAL INFORMATION TEXT CHANGES

Under the heading "Investment Advisory Services", the following text changes are made. The following text is added after the first paragraph under the heading "Vanguard Mid-Cap Growth Fund" on page B-33:


CHARTWELL INVESTMENT PARTNERS, L.P.

Vanguard Mid-Cap Growth Fund has entered into an investment advisory agreement with Chartwell Investment Partners, L.P. (Chartwell), to manage the investment and reinvestment of the portion of the Fund's assets that the board of trustees assigns to Chartwell (the Chartwell Portfolio). In this capacity, Chartwell continuously reviews, supervises, and administers the Chartwell Portfolio subject to the supervision and oversight of Vanguard and the Fund's board of trustees.

     Chartwell, a Berwyn, PA-based limited partnership, was founded in 1997. Chartwell manages more than $5 billion in assets.

     The Fund pays Chartwell a fee at the end of each fiscal quarter with respect to the portion of the fund managed by the advisor. The fee is calculated by applying an annual percentage rate to the average month-end net assets managed by the advisor for the quarter. The quarterly payments to Chartwell may be increased or decreased by applying a performance adjustment. Chartwell's fee may be increased or decreased, based on the cumulative total return of the portion of the Fund managed by Chartwell over a trailing 36-month period as compared with the return of the Russell Midcap Growth Index over the same period.



























(C)2006The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                      022006